                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:   MMT OF TENNESSEE, INC.                           CASE NO.: 97-21386-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                            2/28/98
                                                                      -------



COMES NOW, MMT OF TENNESSEE, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98
                                           ------            -------
as shown by the report and exhibits consisting 10 pages and containing the
                                               --
following, as indicated:

             X     Monthly Reporting Questionnaire (Attachment 1)
         ---------

             X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
         ---------

             X     Summary of Accounts Receivable (Form OPR-3)
         ---------

             X     Schedule of Post-Petition Liabilities (Form OPR-4)
         ---------

             X     Income Statement (Form OPR-5)
         ---------

             X     Statement of Sources and Uses of Cash (Form OPR-6)
         ---------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 3/18/98                 DEBTOR-IN-POSSESSION
      -------                 By: /S/ F. GORDON BITTER
                                 -----------------------------------------------
                                 Name & Title   F. Gordon Bitter, Vice President
                                                MMT of Tennessee, Inc.
                                                400-2 Totten Pond Road
                                                Waltham, MA 02109
                                                Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:   MMT OF TENNESSEE, INC.                           CASE NO.: 97-21386-CJK
          DEBTOR                                         JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:

         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                          COMPARATIVE BALANCE SHEETS                 FORM OPR-1


CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                      FILING        MONTH        MONTH          MONTH        MONTH       MONTH       MONTH    MONTH
                                       DATE         ENDED        ENDED          ENDED        ENDED       ENDED       ENDED    ENDED
                                     12/3/97      12/31/97      1/31/98        2/28/98
                                 --------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash                                 66,358      1,007,375      2,277,256      1,077,633
Other negotiable instruments
 (i.e. CD's, Treasury Bills,
  Etc.)
Accounts Receivable-Trade,
 Net (OPR-3)                      6,494,603      6,876,561      6,001,822      6,051,677
Less: allowance for doubtful
 accounts                          (150,000)      (150,000)      (150,000)      (150,000)
Accounts Receivable-Other           291,141        156,625        207,867        693,516
Inventory, at cost                1,610,203      1,167,014      1,148,718      1,120,419
Prepaid expenses                     30,357        155,838        145,218        128,915
Deposits                             57,500         57,500         76,925         79,120
Other:

    Restricted Cash
     Collateral Deposits            215,520        215,520        215,520        215,520

                                 --------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS              8,615,682      9,486,433      9,923,326      9,216,800       0           0           0        0
                                 --------------------------------------------------------------------------------------------------

PROPERTY, PLANT AND
 EQUIPMENT, AT COST              61,645,241     61,716,593     61,880,581     62,238,580
Less:  Accumulated
       Depreciation              (2,104,309)    (2,281,673)    (2,598,650)    (2,915,627)

NET PROPERTY, PLANT              --------------------------------------------------------------------------------------------------
AND EQUIPMENT                    59,540,932     59,434,920     59,281,931     59,322,953       0           0           0         0
                                 --------------------------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF
 VALUE EXCEEDS 10% OF
 "TOTAL ASSETS")
      Intangible Assets          12,508,628     12,508,628     12,508,630     12,508,629                   0
      Less:  Accumulated
             Amortization        (2,344,293)      (509,114)    (2,665,588)    (2,822,059)
                                 --------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS               10,164,335      9,999,514      9,843,042      9,686,570       0           0           0         0
                                 --------------------------------------------------------------------------------------------------

TOTAL ASSETS                     78,320,949     78,920,867     79,048,299     78,226,323       0           0           0         0
                                 ==================================================================================================


                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2


CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                      FILING        MONTH        MONTH          MONTH        MONTH       MONTH       MONTH    MONTH
                                       DATE         ENDED        ENDED          ENDED        ENDED       ENDED       ENDED    ENDED
                                     12/3/97      12/31/97      1/31/98        2/28/98
                                 --------------------------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES
Secured Debt
 (See Form OPR-4)
Unsecured Debt-Intercompany
  Obligations due to cash
  transfers in Post Petition
  Operations                                      1,209,386     2,137,381      1,765,503
Unsecured Debt-Obligations
  incurred in Post Petition
  Operations (See Form OPR-4)                        35,238       306,240      2,851,654

TOTAL POST PETITION              --------------------------------------------------------------------------------------------------
  LIABILITIES                               0     1,244,624      2,443,621      4,617,157      0           0           0         0


PRE PETITION INTERCOMPANY
  LIABILITIES                      90,708,931    90,708,931     90,708,931     90,708,931
DEFERRED REVENUE/DEFERRED
  INCOME                            1,226,727     1,280,885      1,048,733      1,056,514
TOTAL OTHER PRE PETITION
  LIABILITIES                       2,666,165     2,274,081      2,274,081        294,367
                                 --------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                  94,601,823    95,508,521     96,475,366     96,676,969      0           0           0         0
                                 --------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                               10            10             10             10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
  Through Filing Date             (16,280,884)  (16,280,884)   (16,280,884)   (16,280,884)
  Post Filing Date                                 (306,780)    (1,146,193)    (2,169,772)

TOTAL SHAREHOLDERS' EQUITY       --------------------------------------------------------------------------------------------------
 (DEFICIT)                        (16,280,874)  (16,587,654)   (17,427,067)   (18,450,646)     0           0           0         0
                                 --------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY             78,320,949    78,920,867     79,048,299     78,226,323      0           0           0         0
                                 ==================================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                                                       0-30        31-60       61-90        OVER
                                                         TOTAL         DAYS        DAYS         DAYS       90 DAYS
                                                  --------------------------------------------------------------------
DATE OF FILING:12/3/97                                  6,494,603    3,298,967     877,780      755,577    1,562,279
               Allowance for doubtful accounts           (150,000)                                          (150,000)
                                                        ------------------------------------------------------------
                                                        6,344,603    3,298,967     877,780      755,577    1,412,279
                                                        ============================================================
MONTH:         12/31/97                                 6,876,561    1,785,407   2,792,314      519,172    1,779,668
               Allowance for doubtful accounts           (150,000)                                          (150,000)
                                                        ------------------------------------------------------------
                                                        6,726,561    1,785,407   2,792,314      519,172    1,629,668
                                                        ============================================================
MONTH:         1/31/98                                  6,001,822    1,290,680   1,267,373    1,458,561    1,985,208
               Allowance for doubtful accounts           (150,000)                                          (150,000)
                                                        ------------------------------------------------------------
                                                        5,851,822    1,290,680   1,267,373    1,458,561    1,835,208
                                                        ============================================================
MONTH:         2/28/98                                  6,051,677    1,308,292   1,019,381      572,967    3,151,037
               Allowance for doubtful accounts           (150,000)                                          (150,000)
                                                        ------------------------------------------------------------
                                                        5,901,677    1,308,292   1,019,381      572,967    3,001,037
                                                        ============================================================
MONTH:                                                          0
               Allowance for doubtful accounts                  0
                                                        ------------------------------------------------------------
                                                                0            0           0            0            0
                                                        ============================================================
MONTH:                                                          0
               Allowance for doubtful accounts                  0
                                                        ------------------------------------------------------------
                                                                0            0           0            0            0
                                                        ============================================================
MONTH:
               Allowance for doubtful accounts
                                                        ------------------------------------------------------------
                                                                0            0           0            0            0
                                                        ============================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK


                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                                DATE         DATE         TOTAL         0-30       31-60       61-90       OVER
                                              INCURRED        DUE          DUE          DAYS       DAYS        DAYS       90 DAYS
                                            ----------------------------------------------------------------------------------------
TAXES PAYABLE

          Federal Income Taxes                                             NONE
          FICA-Employer's Share                                            NONE
          FICA-Employee's Share                                            NONE
          Unemployment Tax                                                 NONE
          State Sales & Use Tax                                            NONE
          State __________ Tax                                             NONE
          Personal Property Tax                                            NONE

                                                                      ----------------------------------------------------------
TOTAL TAXES PAYABLE                                                          0           0          0           0             0
-------------------                                                   ----------------------------------------------------------
POST PETITION SECURED DEBT
--------------------------
DIP FINANCING

ACCRUED INTEREST PAYABLE

                                                                      ----------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                             0           0          0           0             0
--------------------------------                                      ----------------------------------------------------------

POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
      Trade Accounts Payable
       (see attached schedules)
      Payroll withholdings
      Accrued Payroll
      Accrued expenses-Estimated
       liability incurred, but not
       invoiced as of the end of
       the period.                                                      2,851,654
                                                                      ----------------------------------------------------------

TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                    2,851,654        0          0           0             0
                                                                      ----------------------------------------------------------
TOTAL ALL POST PETITION LIABILITIES                                     2,851,654        0          0           0             0
                                                                      ==========================================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                     PRE          POST          MONTH         MONTH      MONTH    MONTH    MONTH    MONTH    MONTH
                                   PETITION     PETITION        ENDED         ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                                   12/3/97      12/31/97       1/31/98       2/28/98
                                  --------------------------------------------------------------------------------------------------
NET REVENUE (INCOME)                           2,232,158      1,797,407      2,069,601
                                  --------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
   Salaries & wages                              521,313        485,588        383,435
   Less:  Salaries & wages
    capitalized in fixed assets                 (121,795)      (120,000)
   Benefits                                       72,866         91,573        106,745
   Bad debt expense                               18,625
   Cost of goods sold
   Decontamination & disposal                      7,870          7,870          7,870
   Disposal costs-secondary
    wastes                                          (378)       205,018        431,112
   Financing costs
   Insurance                                       9,905         20,331         20,331
   Legal services
   Materials                                     752,418        795,840        709,052
   Office expense & supplies                                     28,331         12,759
   Other                                           5,866                         1,064
   Outside services                              444,939        299,525        498,275
   Professional services                         126,443        159,132        284,046
   Rent-equipment                                 31,509         37,565         45,179
   Rent-office/buildings                           4,649         10,000          5,000
   Supplies-processing                            18,515         15,755
   Taxes                                           8,000         17,119          8,000
   Telephone                                      10,724         11,773          2,000
   Transportation                                107,117         73,218        165,645
   Travel & entertainment                         22,923         21,054         24,819
   Utilities                                      33,512          5,474         34,099

                                  --------------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD              0        2,196,816      2,163,371      2,619,431       0        0        0        0        0
                                  --------------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES, OR                                                     3,093,180
 EXTRAORDINARY EXPENSES               0           35,342       (365,964)      (549,830)      0        0        0        0        0
                                  --------------------------------------------------------------------------------------------------

INTEREST EXPENSE                                                                    50
DEPRECIATION AND AMORTIZATION                    342,185        473,449        473,449
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                             250
OTHER (INCOME) EXPENSE                               (63)
(GAIN) LOSS ON SALE OF ASSETS
                                  --------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                     0         (306,780)      (839,413)    (1,023,579)      0        0        0        0        0
                                  ==================================================================================================


                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                                              TOTAL         TOTAL         TOTAL
                                     PRE         POST        MONTH          MONTH         MONTH     MONTH       MONTH     MONTH
                                  PETITION     PETITION      ENDED          ENDED         ENDED     ENDED       ENDED     ENDED
                                 12/1-12/2    12/3-12/31    12/31/97       1/31/98       2/28/98
                                 ------------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                          (306,780)      (306,780)      (839,413)    (1,023,579)

Adjustments to Reconcile
 Net Earnings to
 Net Cash Provided (Used) by
 Operating Activities:
  Depreciation & Amortization                 342,185        342,185        473,449        473,449
  Decrease (Increase)-Accounts
   Receivable                                (247,442)      (247,442)       823,497       (535,504)
  Decrease (Increase)-Inventories             443,189        443,189         18,296         28,299
  Decrease (Increase)-Prepaid
   Expenses                                  (125,481)      (125,481)        10,620         16,303
  Decrease (Increase)-Other Assets                  0              0        (19,427)        (2,194)
  Increase (Decrease)-Pre Petition
    Liabilities                              (392,084)      (392,084)             0     (1,979,714)
  Increase (Decrease)-Deferred
   revenue                                     54,158         54,158       (232,150)         7,780
  Increase (Decrease)-Post
   Petition Liabilities                     1,244,624      1,244,624      1,198,997      2,173,536
                                    ------------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
 OPERATING ACTIVITIES                 0     1,012,369      1,012,369      1,433,869       (841,624)      0         0         0
                                    ------------------------------------------------------------------------------------------------
CASH FLOWS USED IN INVESTING
 ACTIVITIES
 Capital Expenditures                         (71,352)       (71,352)      (163,988)      (357,999)
 Sale of Net Fixed Assets
NET CASH PROVIDED (USED) IN         ------------------------------------------------------------------------------------------------
 INVESTING ACTIVITIES                 0       (71,352)       (71,352)      (163,988)      (357,999)      0         0         0
                                    ------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Increase (Decrease)-Morgens
   Waterfall                          0             0              0              0
  Increase (Decrease)-Shareholder
    Valuations                        0             0              0              0

  Purchase of Treasury Stock-
   Preferred Shares

NET CASH PROVIDED (USED) IN         ------------------------------------------------------------------------------------------------
 FINANCING ACTIVITIES                 0             0              0             0               0       0       0            0
                                    ------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                 0       941,017        941,017      1,269,881     (1,199,623)      0       0            0

Cash and Cash Equivalents at
 Beginning of Period                           66,358         66,358      1,007,375      2,277,256   1,077,633  1,077,633  1,077,633
                                    ------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at
 End of Period                        0     1,007,375      1,007,375      2,277,256      1,077,633   1,077,633  1,077,633  1,077,633
                                    ================================================================================================


                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 2/28/98
                                                            --------------------

                                                                          PAGE 1
1. PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF          DATE          WAGES PAID        TAXES WITHHELD
       EXECUTIVE                  PAID       GROSS       NET    DUE         PAID
       --------------------       ----------------------------------------------

       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Elliot J. Mark, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Willis Wang, Assistant Secretary
       H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                     -------------------------------------------
       TOTAL EXECUTIVE PAYROLL          0           0          0            0
                                     ===========================================


2. INSURANCE
       Is Workers' Compensation and other insurance in effect?    Yes
                                                                  ---
       Are payments current?                                      Yes
                                                                  ---
       If any policy has lapsed, been replaced or renewed, state so in the schedule below.
       Attach a copy of the new policy's binder or coverage page.

                                                                         DATE
                         COVERAGE     POLICY   EXPIRATION   PREMIUM    COVERAGE
TYPE    CARRIER NAME      AMOUNT      NUMBER      DATE       AMOUNT    PAID THRU
--------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE



                                                           PAGE 2
3. BANK ACCOUNTS
                   TENNESSEE   TENNESSEE
                   OPERATING    PAYROLL        TOTAL           TOTAL
                   ---------------------       -----           -----

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


BANK NAME                                U.S. TRUST        U.S. TRUST

ACCOUNT NUMBER                           110937851         1100937869


BEGINNING BOOK BALANCE                   2,263,277           13,979          2,277,256

PLUS:     Deposits-Collections of A/R    1,593,588                           1,593,588
          Other Receipts
          Loan Advances

LESS:     Disbursements
          Payroll                                          (402,038)          (402,038)
          Returned Checks
          Loan Repayments                                                            0

OTHER:    Adjustments                          (54)                                 (54)
          Transfers In (Out)            (2,813,119)          422,000         (2,391,119)
                                        ----------------------------         -----------

ENDING BOOK BALANCE                      1,043,692            33,941          1,077,633
                                        ============================         ===========


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.


        Payments To/On                    Amount       Date      Check #
        --------------                 -----------------------------------

        PROFESSIONALS (ATTORNEYS,
        ACCOUNTANTS, ETC.):

                                           NONE

                                        ----------
                                             0
                                        ==========

        PRE-PETITION DEBTS

                                           NONE


        TOTAL PAYMENTS OF               -----------
        PRE-PETITION DEBTS                   0
                                        ===========

                         INSURANCE EXPIRATION STATEMENT                Exhibit D



CARRIER NAME          INSURANCE  COVERAGE  POLICY EXPIRATION  PREMIUM  COVERAGE
AND ADDRESS    TYPE     AGENT     AMOUNT   NUMBER    DATE      AMOUNT  PAID THRU
--------------------------------------------------------------------------------

      SEE ATTACHED

      I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

      Date: 3/18/98
            -------




                                     MOLTEN METAL TECHNOLOGY, INC.

                                     By: /S/ F. GORDON BITTER
                                         ---------------------------------
                                         F. Gordon Bitter
                                         Chief Executive Officer

                                     MMT OF TENNESSEE, INC.

                                     By: /S/ F. GORDON BITTER
                                         ---------------------------------
                                         F. Gordon Bitter
                                         Vice President

                                     M4 ENVIRONMENTAL, L.P.

                                     By: /S/ GORDON BITTER
                                         ---------------------------------
                                         M4 ENVIRONMENTAL MANAGEMENT, INC.
                                         General Partner

                                     By: /S/ F. GORDON BITTER
                                         ---------------------------------
                                         F. Gordon Bitter
                                         Vice President

                                     MMT FEDERAL HOLDINGS, INC.

                                     By: /S/ F. GORDON BITTER
                                         ---------------------------------
                                         F. Gordon Bitter
                                         Vice President